As filed with the Securities and Exchange Commission on June 27, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94101
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

Item 1. Reports to Stockholders.

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2014

Income Opportunities Fund	April 30, 2014 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Dividend Reinvestment Plan	28
Privacy Notice	31

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-330-3927; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Important Update

As discussed on our last Quarterly Investor Call on May 1, 2014, KKR Asset Management LLC (the “Adviser”) recommended, and the Board approved, the removal of the non-fundamental investment policy that limited the Fund’s investment to 20% of Managed Assets in fixed-income instruments that are rated Caa1 or lower by Moody’s Investor Service (“Moody’s”), Inc. or CCC+ or lower by Standard & Poor’s (“S&P”) Corporation Rating Group or Fitch Ratings, Inc. (“Fitch”).  As a result of the removal of this limitation, the Fund may now invest without limitation in securities rated Caa1 or lower by Moody’s or CCC+ or lower by S&P or Fitch.  The removal of this limitation will take effect beginning on July 1, 2014.

Looking Back on the Markets

Over the past six months, the credit markets continued to be dominated by technical pressures that have driven yields lower and spreads tighter.  The end of 2013 and beginning of 2014 saw investors in a “full steam ahead” mode, buying any and all paper that came to market, despite the lack of covenants and the higher leverage profiles that came with many of the deals.  There didn’t seem to be much that gave the markets pause — not even uprisings in Ukraine, concerns in Russia, or mid-quarter taper talk — as investors continued to place buy orders.

We think much of this demand can be attributed to the lack of alternative spread assets, as net issuance across products is expected to be only slightly higher than the coupon income that is generated off the same assets. So with a lot of money that needs to be put to work, coupled with a limited number of assets that offer any spread, it is easy to see why there is so much demand for corporate credit.

Despite all this demand, we are starting to see some cracks in the credit markets’ armor.  In April the levered credit markets got something of a shock when the first outflows occurred to leveraged loan mutual funds, and we note that it was the first outflow after 95 weeks of inflows.  On the back of this, investors began selling some of their positions for fear of a wider spread sell-off; if nothing else there was the fear of forced selling by mutual funds.  These outflows, along with selling in the equity markets, did help temper the demand in the credit markets for a bit.  While asset prices did fall a point or two, the more significant change we saw was that fewer of the ‘marginal’ credits came to market with deals.

In addition to outflows that are giving the markets a pause, albeit brief, we see that greater pockets of volatility are emerging.  During the most recent earnings season, companies that experienced some kind of event — whether it be an earnings miss, or the announcement of a leveraging transaction — were seemingly punished with a multiple point price decline. To us it points to a jittery market with investors who are somewhat cautious holders of risk.

So what does this mean for KKR and our funds?  We like volatility.  It creates opportunities, especially as the price movements are idiosyncratic, and we believe we have a differentiated platform because of our ability to fundamentally analyze companies and situations.  When assets are for sale, we like to dig in and determine where we find the best value.  While we do not envision a substantial sell-off in the markets, we do think there will be opportunities for us to add assets that offer worthwhile returns for the risk.

The Market in Numbers

For the period of November 1, 2013 — April 30, 2014

Returns: The high yield and leveraged loan markets returned 4.76% and 2.29%, respectively (1),(2), while the S&P 500, 10y treasury and the Bank of America Merrill Lynch US Corporate Index (1),(2) returned 8.36%, 0.88% and 1.74%, respectively.

(1)  BAML Research as of April 30, 2014

(2)  LSTA Research as of April 30, 2014

Issuance: Over the six month period ended April 30, 2014, the market saw $180 billion of issuance in high yield bonds and $347 billion in leveraged loans. This compares to $353 billion and $215 billion, respectively, in the same period a year ago.(3),(4)

Mutual Fund Flows: Loan mutual funds experienced their first outflows in April 2014, after 95 constitutive weeks of inflows. Over the six month period ended April 30, 2014, $11.9 billion was added to loan funds, and $3.7 billion to bond funds. This compares to $26.0 billion and a $2.7 billion outflow, respectively, in the year ago period. (3),(4)

Volatility: As measured by the VIX index, volatility was below its long term average at 13.4 at the end of April.  For reference, the low for the index is 10.4, and that was reached in January of 2007.(5)

Fund Performance

KKR Income Opportunities Fund (“KIO” or herein, the “Fund”) is a recently organized, non-diversified, closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first- and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2014, the Fund held 82.3% of its net assets in high-yield corporate debt, 40.6% of its net assets in first and second-lien leveraged loans, 2.3% of its net assets in common stock and 5.2% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 90 companies diversified across 40 distinct industries. The top ten issuers represented 46.0% of the Fund’s net assets while the top five industry groups represented 53.8% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 5.97%.

For the six month period ending April 30, 2014, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index. Over that period, the Fund had returns of 5.22% on a net asset (“NAV”) value basis, 6.26% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 4.76% over the same time period. For the period from July 25, 2013 (commencement of operations) to April 30, 2014, the Fund had returns of 8.69% on a NAV basis and -4.44% on a market price basis. Over the same period, the Bank of America Merrill Lynch High Yield Master II Index returned 7.60%. Since inception through April 30, 2014, the Fund traded at an average discount to NAV of -6.81%.(6) The Fund employed leverage.(7)

Business Updates

In February 2014, KKR & Co L.P. (together with the Fund’s Adviser and its other affiliates, “KKR”) closed on its acquisition of Avoca Capital (“Avoca”), a leading European credit manager with approximately €6 billion/$8 billion of assets under management across 21 funds and separate accounts. Avoca was established in 2002 and operates across five European credit strategies including Senior Secured Loans, Credit Opportunities, Long/Short Credit, Global Convertible Bonds, Structured and Illiquid Credit. We believe Avoca’s investment philosophy complements that of the Fund’s Adviser, and the acquisition represents a significant expansion of KKR’s capabilities in the rapidly growing market for European public credit. We believe that the Avoca acquisition could offer an incremental source of investment ideas for the Fund.

(3)  BAML Research as of April 30, 2014

(4)  LSTA Research as of April 30, 2014

(5)  Bloomberg as of April 30, 2014

(6)  Source: Bloomberg, as of April 30, 2014.

(7)   For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

The S&P 500 Total Return Index (“S&P 500”) is comprised of a representative sample of 500 large-cap companies. The index is an unmanaged, floatweighted index with each stock’s weight in the index in proportion to its float, as determined by Standard & Poors. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non—payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Performance Information

Average Annual Total Returns	Since Inception
Period Ended April 30, 2014	(7/25/2013)

KKR Income Opportunities Fund — Market Price Return	(4.44)%
KKR Income Opportunities Fund — NAV Return	8.69%
BofA Merrill Lynch High Yield Master II Index	7.60%

Schedule of Investments

		Par†	Value
HIGH YIELD SECURITIES - 82.3%
Aerospace & Defense - 1.5%
Bombardier, Inc.
6.125%, 01/15/2023 (a) (i)		4,327,000	$4,424,357

Airlines - 1.3%
Sabre, Inc.
8.500%, 05/15/2019 (a)		3,617,000	3,987,743

Banks - 4.9%
SquareTwo Financial Corp.
11.625%, 04/01/2017		14,565,000	14,528,588

Building Products - 2.6%
Calcipar SA
6.875%, 05/01/2018 (a) (i)		400,000	423,000
Jeld-Wen Escrow Corp.
12.250%, 10/15/2017 (a)		6,653,000	7,343,249
			7,766,249
Chemicals - 1.7%
Ineos US Finance LLC
8.375%, 02/15/2019 (a)		2,600,000	2,863,250
Pinnacle Agriculture Holdings LLC
9.000%, 11/15/2020 (a)		2,139,000	2,299,425
			5,162,675
Commercial Services & Supplies - 1.0%
Verisure Holding AB
8.750%, 09/01/2018 (a) (i)	EUR	1,950,000	2,940,691

Communications Equipment - 0.5%
Avaya, Inc.
7.000%, 04/01/2019 (a)		1,485,000	1,477,575

Construction Materials - 8.1%
Cemex Materials LLC
7.700%, 07/21/2025 (a)		13,760,000	14,878,000
Summit Materials Holdings LP
10.500%, 01/31/2020		8,395,000	9,423,388
			24,301,388
Electronic Equipment, Instruments & Components - 5.4%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)		8,785,000	8,170,050
Flextronics International Ltd.
5.000%, 02/15/2023 (i)		2,250,000	2,261,250
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (a)		1,821,000	1,989,443
Sensata Technologies BV
4.875%, 10/15/2023 (a) (i)		3,882,000	3,804,360
			16,225,103
Food & Staples Retailing - 0.8%
Brake Bros Ltd.
7.125%, 12/15/2018 (a) (i)	GBP	1,440,000	2,492,065

		Par†	Value
HIGH YIELD SECURITIES - 82.3% (continued)
Health Care Providers & Services - 4.5%
HealthSouth Corp.
5.750%, 11/01/2024		1,173,000	$1,222,853
Select Medical Corp.
6.375%, 06/01/2021		11,825,000	12,179,750
			13,402,603
Household Durables - 1.1%
Algeco Scotsman Global Sarl
10.750%, 10/15/2019 (a) (i)		1,077,000	1,152,390
Masonite International Corporation
8.250%, 04/15/2021 (a) (i)		2,015,000	2,216,500
			3,368,890
Household Products - 1.4%
Harbinger Group, Inc.
7.875%, 07/15/2019		3,479,000	3,809,505
7.750%, 01/15/2022		471,000	474,532
			4,284,037
Independent Power and Renewable Electricity Producers - 1.9%
NRG Energy, Inc.
6.625%, 03/15/2023		5,525,000	5,773,625

Insurance - 4.8%
Ambac Assurance Corp.
5.100%, 06/07/2020 (a)		1,671,000	1,850,632
Towergate Finance PLC
10.500%, 02/15/2019 (a) (i)	GBP	2,500,000	4,432,026
8.500%, 02/15/2018 (a) (i)	GBP	4,600,000	8,233,835
			14,516,493
Internet Software & Services - 0.3%
VeriSign, Inc.
4.625%, 05/01/2023		1,000,000	957,500

IT Services - 0.8%
iPayment Investors LP
10.250%, 05/15/2018		3,597,000	2,517,900

Leisure Products - 0.4%
Easton-Bell Sports, Inc.
9.750%, 12/01/2016		1,232,000	1,295,165

Media - 13.9%
CC Media Holdings, Inc.
10.000%, 01/15/2018 (a)		1,239,000	1,211,123
Cequel Communications Holdings LLC
5.125%, 12/15/2021 (a)		2,147,000	2,093,325
Charter Communications, Inc.
6.625%, 01/31/2022		1,842,000	1,984,755
Clear Channel Outdoor, Inc., Series B
7.625%, 03/15/2020		5,597,000	6,030,767
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (a) (i)		6,104,000	5,974,290

	Par†	Value
HIGH YIELD SECURITIES - 82.3% (continued)
Media - 13.9% (continued)
Lamar Media Corp.
5.000%, 05/01/2023	6,053,000	$6,083,265
Numericable Group S.A.
6.250%, 05/15/2024 (a) (i)	1,467,000	1,501,841
6.000%, 05/15/2022 (a) (i)	4,079,000	4,175,876
4.875%, 05/15/2019 (a) (i)	2,024,000	2,044,240
Sirius XM Holdings, Inc.
5.250%, 08/15/2022 (a)	1,956,000	2,112,480
4.625%, 05/15/2023 (a)	4,260,000	3,940,500
Time Warner Entertainment Co. LP
8.375%, 03/15/2023	1,823,000	2,446,490
Virgin Media, Inc.
6.375%, 04/15/2023 (a) (i)	1,873,000	1,966,650
		41,565,602
Metals & Mining - 0.8%
American Rock Salt Co. LLC
8.250%, 05/01/2018 (a)	1,982,000	2,068,712
Essar Steel Algoma, Inc.
9.875%, 06/15/2015 (a) (i)	354,000	203,550
		2,272,262
Multiline Retail - 1.4%
The Bon-Ton Department Stores, Inc.
8.000%, 06/15/2021	4,237,000	4,035,743

Multi-Utilities - 1.2%
Calpine Corp.
7.875%, 01/15/2023 (a)	3,126,000	3,501,120
5.875%, 01/15/2024 (a)	215,000	220,644
		3,721,764
Oil Gas & Consumable Fuels - 6.0%
Bill Barrett Corp.
7.000%, 10/15/2022	3,800,000	3,990,000
Hilcorp Energy I LP (Hilcorp Finance Co.)
8.000%, 02/15/2020 (a)	1,950,000	2,103,563
7.625%, 04/15/2021 (a)	425,000	466,437
SandRidge Energy, Inc.
7.500%, 02/15/2023	5,000,000	5,300,000
7.500%, 03/15/2021	5,761,000	6,121,062
		17,981,062
Real Estate Management & Development - 1.3%
Realogy Group LLC
7.875%, 02/15/2019 (a)	3,494,000	3,782,255

Semiconductors & Semiconductor Equipment - 0.6%
Amkor Technology, Inc.
7.375%, 05/01/2018	1,819,000	1,891,760

Software - 0.9%
Datatel, Inc.
9.625%, 12/01/2018 (a) (d)	1,433,000	1,493,902

	Par†	Value
HIGH YIELD SECURITIES - 82.3% (continued)
Software - 0.9% (continued)
Epicor Software Corp.
9.000%, 06/15/2018 (a) (d)	1,000,000	$1,046,250
		2,540,152
Specialty Retail - 2.9%
Guitar Center, Inc.
6.500%, 04/15/2019 (a) (g)	4,085,000	3,921,600
Gymboree Corp.
9.125%, 12/01/2018	1,993,000	1,514,680
J.C. Penney Corp., Inc.
7.950%, 04/01/2017	449,000	410,835
7.650%, 08/15/2016	76,000	71,630
5.750%, 02/15/2018	100,000	83,000
5.650%, 06/01/2020	3,517,000	2,822,392
		8,824,137
Textiles, Apparel & Luxury Goods - 4.2%
Hot Topic, Inc.
12.000%, 05/15/2019 (a) (d)	294,000	298,410
9.250%, 06/15/2021 (a)	11,138,000	12,168,265
		12,466,675
Wireless Telecommunication Services - 6.1%
GCI, Inc.
8.625%, 11/15/2019	7,800,000	8,336,250
6.750%, 06/01/2021	6,006,000	6,073,567
Sprint Corp.
7.875%, 09/15/2023 (a)	1,642,000	1,810,305
T-Mobile USA, Inc.
6.625%, 11/15/2020	1,800,000	1,921,500
		18,141,622

TOTAL HIGH YIELD SECURITIES (amortized cost $239,331,179)		246,645,681

LEVERAGED LOANS - 40.6%
Aerospace & Defense - 1.5%
Data Device Corp., TL 1L B 06/12
8.000%, 07/11/2018 (b)	4,399,195	4,413,866

Building Products - 0.9%
Gypsum Management & Supply, Inc., TL 2L 03/14
7.750%, 04/01/2022 (b)	2,661,800	2,688,418

Chemicals - 1.4%
Monarch, TL 2L 04/13
8.250%, 04/03/2020 (b) (i)	4,089,774	4,181,794

Diversified Consumer Services - 1.5%
Education Management Corp., TL 1L C3 02/07
8.250%, 03/30/2018 (b) (f) (g)	4,950,382	4,395,940

Diversified Telecommunication Services - 0.8%
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b)	2,143,669	2,167,785

		Par†	Value
LEVERAGED LOANS - 40.6% (continued)
Diversified Telecommunication Services - 0.8% (continued)
The Telx Group, Inc., TL 2L 04/14
7.500%, 04/09/2021 (b) (c) (f) (g)		352,020	$354,551
			2,522,336
Energy Equipment & Services - 1.5%
Sabine Oil & Gas LLC, TL 2L 12/12
8.750%, 12/31/2018 (b)		1,888,290	1,914,849
Willbros United States Holding, Inc., TL 1L B 08/13
11.000%, 08/07/2019 (b)		2,546,656	2,580,615
			4,495,464
Food & Staples Retailing - 8.7%
Brake Bros Ltd., TL 2L D2 10/07 GBP
6.737%, 03/13/2017 (b) (g) (i)	GBP	10,134,495	16,624,435
California Pizza Kitchen, Inc., TL 1L 03/13
5.250%, 03/29/2018 (b)		2,173,550	2,041,789
Selecta Management Group AG, TL 1L B4 07/07 EUR
2.511%, 06/29/2015 (b) (g) (i)	EUR	5,500,000	7,393,868
			26,060,092
Food Products - 4.4%
Arysta Lifescience SPC LLC, TL 2L 05/13
8.250%, 11/30/2020 (b) (i)		3,800,000	3,885,500
CSM Bakery Products, TL 2L 07/13
8.500%, 07/03/2021 (b) (f) (g)		5,300,000	5,372,875
CTI Foods Holding Co. LLC, TL 2L 06/13
8.250%, 06/28/2021 (b)		3,800,000	3,819,000
			13,077,375
Health Care Providers & Services - 3.6%
CHG Healthcare Services, Inc., TL 2L 11/12
9.000%, 11/19/2020 (b)		1,559,783	1,586,112
CRC Health Group, Inc., TL 2L 03/14
9.000%, 09/28/2021 (b)		9,214,100	9,260,171
			10,846,283
Health Care Technology - 0.2%
Greenway Medical Technologies, TL 2L 10/13
9.250%, 11/04/2021 (b) (c)		545,410	553,591

Hotels Restaurants & Leisure - 0.5%
American Casino & Entertainment Properties LLC, TL 2L 06/13
11.250%, 01/03/2020 (b)		1,524,238	1,596,639

Household Durables - 0.1%
Algeco Scotsman Global Sarl, TL PIK 04/13
15.750%, 05/01/2018 (c) (d) (i)		288,662	316,085

Insurance - 0.0%
AssuredPartners, Inc., TL 2L 03/14
7.750%, 04/02/2022 (b)		17,260	17,303

Internet Software & Services - 2.6%
Travelport LLC, TL 1L 06/13
6.250%, 06/26/2019 (b)		7,443,750	7,617,748

	Par†	Value
LEVERAGED LOANS - 40.6% (continued)
IT Services - 2.8%
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	8,453,629	$8,392,340

Leisure Products - 1.0%
Easton-Bell Sports, Inc., TL 2L 04/14
10.250%, 04/15/2022 (b) (c) (g)	2,801,360	2,815,367

Media - 2.3%
Catalina Marketing Corp., TL 2L 04/14
7.750%, 04/11/2022 (b)	1,155,960	1,147,290
CC Media Holdings, Inc., TL 1L B-NEW 05/08
3.800%, 01/29/2016 (b)	764,800	759,424
Lee Enterprises, Inc., TL 1L 03/14
7.250%, 03/31/2019 (b)	4,884,561	4,912,647
		6,819,361
Paper & Forest Products - 2.3%
NewPage Corp., TL 1L 01/14
9.500%, 02/11/2021 (b)	3,512,450	3,554,880
Wilton Brands, Inc., TL 1L B 08/12
7.504%, 08/30/2018 (b)	3,602,775	3,455,061
		7,009,941
Specialty Retail - 3.7%
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	8,316,998	7,279,660
J.C. Penney Corp., Inc., TL 1L 05/13
6.000%, 05/22/2018 (b)	3,931,957	3,907,638
		11,187,298
Technology Hardware, Storage & Peripherals - 0.6%
Websense, Inc., TL 2L 05/13
8.250%, 12/24/2020 (b)	1,902,351	1,917,218

Textiles, Apparel & Luxury Goods - 0.0%
OneStopPlus Group, TL 1L B 03/14
4.500%, 03/18/2021 (b) (g)	36,455	36,592

Trading Companies & Distributors - 0.2%
Maxim Crane Works LP (Maxim Finance Corp.), TL 2L B 11/13
10.250%, 11/26/2018 (b)	696,360	712,467

TOTAL LEVERAGED LOANS (amortized cost $119,868,249)		121,673,518

	Shares
COMMON STOCKS - 2.3%
Automobiles - 0.0%
General Motors Co.	970	33,446

Banks - 0.7%
Ally Financial, Inc. (h)	89,900	2,171,085

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Diversified Consumer Services - 0.0%
Education Management Corp. (f) (g) (h)	1,300	$5,161

Health Care Providers & Services - 1.3%
Amedisys, Inc. (f) (g) (h)	271,040	3,694,275
Gentiva Health Services, Inc. (f) (g) (h)	13,396	100,872
		3,795,147
Hotels, Restaurants & Leisure - 0.3%
Pinnacle Entertainment, Inc. (h)	39,216	912,556

TOTAL COMMON STOCKS (cost $6,997,711)		6,917,395

PREFERRED STOCKS - 5.2%
Banks - 5.0%
Ally Financial, Inc.
7.000% (a)	13,108	12,981,835
Barclays Bank PLC, Series 5
8.125% (i)	81,469	2,110,862
		15,092,697
Thrifts & Mortgage Finance - 0.2%
Federal Home Loan Mortgage Corp., Series Z
8.375% (h)	25,000	271,500
Federal National Mortgage Association, Series S
8.250%	25,000	257,500
		529,000

TOTAL PREFERRED STOCKS (cost $15,230,123)		15,621,697

	Units
ESCROW UNIT - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Edison Mission Energy	3,798,131	600,105

TOTAL ESCROW UNIT (cost $588,710)		600,105

TOTAL INVESTMENTS (amortized cost $382,015,972) - 130.6%		391,458,396
LIABILITIES EXCEEDING OTHER ASSETS, NET - (30.6)%		(91,802,580)
NET ASSETS - 100.0%		$299,655,816

†                                         In U.S. Dollars unless otherwise indicated.

(a)                                 Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.  These securities may only be resold to qualified institutional buyers in transactions exempt from registration.  The total value of these securities as of April 30, 2014 was $146,065,769, which represents 48.7% of net assets.

(b)                                 Variable rate security, the coupon rate shown is the effective rate as of April 30, 2014.

(c)                                  Unsettled bank loan. Interest rate not available as of April 30, 2014.

(d)                                 Represents a payment-in-kind security which may pay interest/dividend in additional par/shares.

(e)                                  Zero coupon security.

(f)                                   Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2014 was $13,923,673 and represented 4.6% of net assets.

(g)                                  Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2014 was $44,715,535 and represented 14.9% of net assets.

(h)                                 Non-income producing security.

(i)                                     Non-U.S. security.

EUR                      Euro

GBP                       Great British Pound

The following are the details of the restricted securities held by the Fund:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Amedisys, Inc., Common Stock	271,040	08/05/2013- 08/08/2013	$3,799,455	$3,694,275	1.2%
CSM Bakery Products, TL 2L 07/13, 8.500%, 07/03/2021	5,300,000	08/01/2013 - 08/14/2013	5,317,515	5,372,875	1.8%
Education Management Corp., TL 1L C3 02/07, 8.250%, 03/30/2018	4,950,382	08/08/2013 - 08/12/2013	4,749,921	4,395,940	1.5%
Education Management Corp., Common Stock	1,300	02/06/2014 - 02/12/2014	7,167	5,161	0.0%
Gentiva Health Services, Inc., Common Stock	13,396	11/07/2013 - 04/10/2014	119,812	100,872	0.0%
The Telx Group, Inc., TL 2L 04/14, 7.500%, 04/09/2021	352,020	04/03/2014	348,532	354,551	0.1%

Country Weightings: (% of Net Assets)

United States	103.0%
United Kingdom	12.0%
Luxembourg	5.3%
France	2.6%
Switzerland	2.4%
Canada	2.3%
Japan	1.3%
Sweden	1.0%
Singapore	0.7%
130.6%
Liabilities Exceeding Other Assets, Net	(30.6)%
100.0%

The list of the open forward foreign currency contracts held by the Fund as of April 30, 2014 is as follows:

					Unrealized
Settlement	Currency to		Currency to		Appreciation
Date	Deliver		Receive		(Depreciation)
7/23/2014	USD	2,775,000	EUR	3,849,195	$18,862
7/23/2014	GBP	11,900,000	USD	20,078,323	(435,152)
7/23/2014	EUR	10,200,000	USD	14,148,392	(293,732)
					$(710,022)

A summary of the counterparties for the open forward foreign currency contracts held by the Fund at April 30, 2014 is as follows:

				Unrealized
	Settlement	Currency to	Currency to	Appreciation
Counterparty	Date	Deliver	Receive	(Depreciation)
JPMorgan Chase & Co.	7/23/2014	$(29,667,498)	$30,377,520	$(710,022)

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $382,015,972)	$391,458,396
Cash and cash equivalents	48,135,562
Restricted cash	1,800,000
Unrealized appreciation on forward foreign currency contracts	18,862
Receivable for investments sold	6,918,224
Dividends and interest receivable	5,482,648
Prepaid expenses	7,579
Total assets	453,821,271

Liabilities
Credit facility	118,000,000
Payable for investments purchased	34,819,966
Foreign currency payable	2,551
Unrealized depreciation on forward foreign currency contracts	728,884
Credit facility interest payable	38,946
Investment advisory fees	391,154
Trustees’ fees	7,330
Administration fees	19,746
Investor support services fees	37,152
Other accrued expenses	119,726
Total liabilities	154,165,455
Net assets	$299,655,816

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$290,765,000
Undistributed net investment income	449,272
Accumulated net realized loss on investments and foreign currency transactions	(255,551)
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	8,697,095
Net assets	$299,655,816
Net asset value, price per share ($299,655,816 ÷ 15,255,236 shares)	$19.64

See notes to financial statements.

Statement of Operations

For the six months ended April 30, 2014

Investment income
Interest income	$13,523,419
Dividend income	381,446
Other income	1,004,419
Total investment income	14,909,284
Expenses
Investment advisory fees	2,189,503
Credit facility interest expense	537,812
Investor support service fees	199,045
Legal fees	69,424
Administration fees	59,752
Audit and tax fees	24,522
Trustees’ fees	24,299
Custodian fees	19,052
Shareholder reporting expense	11,292
Transfer agency fees	8,871
Other expenses	120,853
Total expenses	3,264,425

Net investment income	11,644,859

Net realized gain (loss) on
Investments	930,999
Forward foreign currency contracts and foreign currency transactions	(1,181,253)
Net change in unrealized appreciation (depreciation) on
Investments	2,636,813
Forward foreign currency contracts and foreign currency transactions	1,127,543
Deferred Trustees’ fees	(534)
Net realized and unrealized gain on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	3,513,568
Net increase in net assets resulting from operations	$15,158,427

See notes to financial statements.

Statement of Changes in Net Assets

	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013*
Operations
Net investment income	$11,644,859	$4,067,297
Net realized gain (loss) on investments and foreign currency transactions	(250,254)	566,753
Net change in unrealized appreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	3,763,822	4,933,273
Net increase in net assets resulting from operations	15,158,427	9,567,323
Dividends to shareholders from
Net investment income	(13,333,076)	(1,906,904)
Net realized gains	(594,954)	—
Total dividends	(13,928,030)	(1,906,904)
Capital transactions
Proceeds from shares issued	—	290,765,000
Net increase in net assets from capital shares transactions	—	290,765,000
Net increase in net assets	1,230,397	298,425,419
Net assets
Beginning of period	298,425,419	—
End of period	$299,655,816	$298,425,419
Undistributed net investment income	$449,272	$2,137,489

* Commenced operations on July 25, 2013.

See notes to financial statements.

Statement of Cash Flows

For the six months ended April 30, 2014

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$15,158,427
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(129,226,706)
Proceeds from sales of investments	119,635,494
Net amortization (accretion) of premiums/discounts	123,096
Unrealized appreciation on investments	(2,636,813)
Unrealized appreciation on foreign currency translations	(1,208,793)
Net realized gain on investments	(930,999)
Net realized gain on foreign currency translations	(228,345)
Changes in assets and liabilities:
Decrease in dividends and interest receivable	988,550
Increase in collateral for forward foreign currency contracts	(100,000)
Increase in receivable for investments sold	(700,476)
Increase in prepaid expenses	(7,579)
Increase in payable for investments purchased	16,920,320
Increase in foreign currency fee payable	2,551
Decrease in credit facility interest payable	(8,609)
Increase in management fee payable	26,176
Net increase in payable for forward foreign currency contracts	327,287
Increase in other accrued expenses	29,012
Net cash provided by operating activities	$18,162,593

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(13,928,030)
Proceeds from credit facility	22,000,000
Net cash provided by financing activities	8,071,970

Net increase in cash and cash equivalents	$26,234,563

Cash and Cash Equivalents
Beginning Balance	21,900,999
Ending Balance	$48,135,562

Cash paid for interest expense	$546,421

See notes to financial statements.

Financial Highlights

	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013*
Per share operating performance (1)
Net asset value, beginning of period	$19.56	$19.06
Income from operations
Net investment income	0.76	0.27
Net realized and unrealized gain on investments	0.23	0.36
Total income from operations	0.99	0.63
Dividends from
Net investment income	(0.87)	(0.13)
Net realized gains	(0.04)	—
Total dividends	(0.91)	(0.13)
Net asset value, end of period	$19.64	$19.56
Market Price, end of period	$18.04	$17.86
Total return#,†	6.26%	(10.07)%

Ratios to average net assets
Expenses	2.21%**	2.32%**
Net investment income	7.88%**	5.36%**

Supplemental data
Market value/price	$18.04	$17.86
Price premium/(discount)	(8.15)%	(8.69)%
Net assets, end of period (000’s)	$299,656	$298,425
Portfolio turnover rate†	31.60%	11.75%

(1)               Per share calculations were performed using average shares.

*                       Commenced operations on July 25, 2013.

**                Annualized.

†                       Total return and Portfolio turnover rate are for the period indicated and have not been annualized.

#                       Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

Notes to Financial Statements

1. Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Asset Management LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are preferred stock and common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, leveraged loans, common and preferred stock not actively traded, escrow units, and financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The Fund did not hold Level 3 assets as of April 30, 2014.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Adviser’s Head of Asset Management, Chief Financial Officer, General Counsel and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six months ended April 30, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash — Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities and Statement of Cash Flows. Interest income earned on restricted cash is recorded in other income on the Statement of Operations. On the Statement of Cash Flows, net additions or reductions to restricted cash are classified as an operating activity.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.  The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

Distributions to Shareholders — Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2013). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2014 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2014, the Fund did not incur any interest or penalties.

Indemnifications — Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk — The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2014, the Adviser earned a Management Fee of $2,189,503.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — The Fund has retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.

Deferred Trustees’ Compensation - The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Fair Valuation

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of April 30, 2014, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
High Yield Securities	$—	$246,645,681	$—	$246,645,681
Leveraged Loans	—	121,673,518	—	121,673,518
Common Stocks	4,746,310	2,171,085	—	6,917,395
Preferred Stocks	2,110,862	13,510,835	—	15,621,697
Escrow Unit	—	600,105	—	600,105
Total Investments in Securities	$6,857,172	$384,601,224	$—	$391,458,396

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments
Assets - Foreign Currency Contracts	$—	$18,862	$—	$18,862
Liabilities - Foreign Currency Contracts	—	(728,884)	—	(728,884)
Total Financial Derivative Instruments	$—	$(710,022)	$—	$(710,022)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period ended April 30, 2014. There were no transfers between levels during the reporting period ended April 30, 2014, based on the input level assigned under the hierarchy at the beginning of each reporting period.

6. Derivatives

As of April 30, 2014, and for the six months ended April 30, 2014, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities

Foreign exchange contracts
Unrealized appreciation/(depreciation) on forward foreign currency contracts	$18,862	$728,884
	$18,862	$728,884

Statement of Operations Location	Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)

Foreign exchange contracts
Forward foreign currency contracts	$911,648	$(327,287)
	$911,648	$(327,287)

For the six months ended April 30, 2014, the total amount of forward foreign currency contracts, as presented in the Schedule of Investments, is representative of the volume of activity for the period.

7. Shares of Beneficial Interest

The following is a summary of share transactions for the six months ended April 30, 2014 and the period ended October 31, 2013.

	Six Months Ended April 30, 2014^	Period Ended October 31, 2013*
Shares, beginning of the period	15,255,236	—
Increase in shares outstanding from share transactions	—	15,255,236
Shares, end of the period	15,255,236	15,255,236

^ Unaudited. * Commenced operations on July 25, 2013.

8. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2014 were as follows:

Purchases	$129,226,706
Sales	119,635,494

There were no purchases or sales of U.S. Government securities.

9. Commitments

As of April 30, 2014, the Fund had unfunded financing commitments, including financial guarantees, related to other assets, including investments totaling approximately $2,899,000. The Fund did not have any significant losses as of April 30, 2014, nor does it expect any significant losses related to those assets for which it committed to purchase and fund. The Fund maintains sufficient liquidity to fund such unfunded loan commitments should the need arise.

10. Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed realized gains, undistributed net investment income or accumulated net realized gain, as appropriate, in the period in which the differences arise.

The tax character of dividends declared for the six months ended April 30, 2014 and the period ended October 31, 2013 is as follows:

	Ordinary Income	Short-term Gain	Total
KKR Income Opportunities Fund
April 30, 2014	$13,333,076	$594,954	$13,928,030
October 31, 2013	1,906,904	—	1,906,904

As of October 31, 2013, the components of accumulated gains on a tax basis for the Fund are as follows:

	Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Gains
KKR Income Opportunities Fund	$2,344,569	$4,933,115	$382,735	$7,660,419

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of April 30, 2014, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
KKR Income Opportunities Fund	$382,016,131	$12,373,811	$(2,931,546)	$9,442,265

11. Credit Facility

In July 2013, the Fund entered into a $145.0 million credit agreement (the “Maximum Facility Amount”) with The Bank of Nova Scotia expiring on July 28, 2014 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 50% of the Maximum Facility Amount and (b) 0.20% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 50% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.875% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Fed Funds rate plus 0.50% per annum, and (iii) the Eurodollar rate plus 1.00% per annum.

As of April 30, 2014, there were $118,000,000 million of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility.

12. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Adviser recommended, and the Board approved, the removal of the non-fundamental investment policy that limited the Fund’s investment to 20% of Managed Assets in fixed-income instruments that are rated Caa1 or lower by Moody’s Investor Service (“Moody’s”), Inc. or CCC+ or lower by Standard & Poor’s (“S&P”) Corporation Rating Group or Fitch Ratings, Inc. (“Fitch”). As a result of the removal of this limitation, the Fund may now invest without limitation in securities rated Caa1 or lower by Moody’s or CCC+ or lower by S&P or Fitch. The removal of this limitation will take effect beginning on July 1, 2014.

The Fund entered into an agreement with The Bank of Nova Scotia to renew the Credit Facility.

The Fund evaluated subsequent events through the date the financial statements were issued and determined no additional disclosures were necessary.

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1. The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2. If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3. The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5. There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-330-3927 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Asset Management LLC (“KAM”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under federal law to limit some, but not all, sharing of personal information. Federal law also requires us to tell you how we collect, share and protect your personal information. This notice is provided by KAM and its affiliates, as listed on Annex A hereto (“KAM”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

• Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

• Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

• Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KAM chooses to share for this reason and, if we do share, whether you can limit this sharing.

• For everyday business purposes: KAM shares personal information for everyday business purposes, such as to

• process your transactions;

• provide financial products or services to you;

• maintain your investment(s);

• secure business services, including printing, mailing, and processing or analyzing data;

• secure professional services, including accounting and legal services; or

• respond to court orders and legal investigations.

• You cannot limit sharing by KAM for everyday business purposes.

• For our marketing purposes: KAM shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KAM for this reason.

• For joint marketing with other financial companies: KAM does not share personal information for joint marketing with other financial companies.

• For use by affiliates in providing products and services to you: KAM shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

• For the everyday business purposes of affiliates: KAM does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

• For use by affiliates to market to you: KAM does not share personal information with affiliates so that they can market to you.

• For use by nonaffiliates to market to you: KAM does not share personal information with nonaffiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates for their everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by nonaffiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with our affiliates, except to provide you products and services that meet your financial needs.

Nonaffiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with nonaffiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KAM does not jointly market.

ANNEX A

KKR Financial Holdings LLC
KKR Strategic Capital Fund, L.P.
KKR Strategic Capital Fund MRO Trust
KKR Strategic Capital Fund STRO Trust
KKR Strategic Capital Institutional Fund, Ltd.
KKR Strategic Capital Overseas Fund MRO Ltd.
KKR Strategic Capital Overseas Fund STRO Ltd.
KKR Strategic Capital Overseas Fund, Ltd.
KKR Mezzanine Partners I L.P.
KKR Mezzanine Partners I Feeder L.P.
KKR Mezzanine Partners I Side-by-Side L.P.
KKR Mezzanine Partners Offshore Feeder I L.P.
KKR Equity Strategies L.P.
KKR Equity Strategies (Overseas) Limited
KKR Equity Strategies (Overseas) Ltd.
KKR Lending Partners L.P.
KKR Lending Partners Private Investors L.P.
KKR Lending Partners Feeder L.P.
KKR — Keats Capital Partners L.P.
KKR — Milton Capital Partners L.P.
KKR — Milton Co-Investments L.P.
KKR Corporate Credit Partners L.P.

8 Capital Partners L.P.
KKR Floating Rate Fund L.P.
KKR Special Situations (Domestic) Fund L.P.
KKR Special Situations (Offshore) Fund L.P.
KKR Special Situations (Domestic) Feeder L.P.
KKR Special Situations (Offshore) Feeder L.P.
KKR Special Situations (Domestic) Fund Private Investors L.P.
KKR Special Situations (Offshore) Fund Private Investors L.P.
KKR Special Situations (TE) Feeder L.P.
KKR Income Opportunities Fund
KKR-PBPR Capital Partners L.P.
KKR-VRS Credit Partners L.P.
KKR Mackellar Partners L.P.
KKR Credit Relative Value Private Investors L.P.
KKR Credit Relative Value (Overseas) Limited
KKR Credit Relative Value L.P.
KKR Credit Relative Value (Overseas) Intermediate L.P.
KKR Credit Relative Value Master Fund L.P.
KKR Credit Select (Domestic) Fund L.P.
KKR Lending Partners II L.P.
Fortune Creek Co-Invest I L.P.
Avoca CLO II BV
Avoca CLO III plc
Avoca CLO IV plc
Avoca CLO V plc
Avoca CLO VI plc
Avoca CLO VII plc
Avoca CLO VIII plc
Avoca CLO IX plc
Avoca CLO X plc
Lombard Street CLO I plc
ACA Euro CLO 2007-I plc
Avoca Secured Floating Rate Loan Fund
Absalon Credit Fund Limited
Unipension Credit Opportunities II
Gardar Loan Fund
Avoca Loan Fund 1
Avoca Credit Opportunities plc
Avoca Credit Alpha Fund Master
Avoca Credit Alpha Fund Feeder
Schroder GAIA Avoca Credit
HFR RVA Avoca Credit Alpha Master Trust
Avoca Convertible Bond Select Global
Avoca Value Fund

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	June 27, 2014

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date	June 27, 2014